EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and between

Rite Aid Corporation

and

The Jean Coutu Group (PJC) Inc.

___________________

Dated as of August 23, 2006

TABLE OF CONTENTS

1.	DEMAND REGISTRATIONS.	1
2.	PIGGYBACK REGISTRATIONS.	5
3.	OTHER REGISTRATIONS.	7
4.	SELECTION OF UNDERWRITERS.	7
5.	HOLDBACK AGREEMENTS.	7
6.	PROCEDURES.	7
7.	REGISTRATION EXPENSES.	12
8.	INDEMNIFICATION.	12
9.	RULE 144.	14
10.	TRANSFER OF REGISTRATION RIGHTS.	15
11.	MISCELLANEOUS.	15
12.	STOCKHOLDER PRO RATA DISTRIBUTION.	19
13.	EFFECTIVENESS.	20

i

Index of Defined Terms

5% Spinoff Coutu Stockholder	19
Additional Preemptive Securities Purchase	4
Affiliate	1
Agreement	1
Beneficial Ownership	19
Blackout Period	12
Business Day	7
Closing	7
Company	1
control	1
controlled by	1
Coutu Stockholder	20
Demand Registration	1
Demand Registration Statement	2
Exchange Act	8
Family Member	20
Green	6
Group	20
Investor	1
Lender	15
LGP Registration Rights Agreement	7
Liabilities	12
Liability	12
Person	1
Piggyback Registration	5
Piggyback Registration Statement	5
Preemptive Securities	4
Prospectus	4
Registrable Securities	4
Registration Expenses	12
Registration Statement	4
Representative	8
Rite Aid Common Stock	4
Rule 144	5
SEC	5
Securities Act	5
Stock Consideration	5
Stock Purchase Agreement	5
Stockholder Agreement	5
Stockholder Pro Rata Distribution	19
Suspension Notice	11

ii

Total Voting Power	20
under common control with	1

underwritten registration or underwritten offering                                                                                                      5

iii

REGISTRATION RIGHTS AGREEMENT dated as of August 23, 2006, by and between Rite Aid Corporation, a Delaware corporation (the “Company”, which term includes any other Person (as defined below) referred to in the second sentence of Section 11(c) hereof), and The Jean Coutu Group (PJC) Inc., a Québec corporation (the “Investor”, which term includes any 100% owned (directly or indirectly) Affiliates (as defined below), Lenders hereby permitted by Section 10 of this Agreement and each 5% Spinoff Coutu Stockholder (as defined in Section 12(a))).

“Affiliate” means with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Person” means any individual, corporation, limited liability company, limited or general partnership, association, joint-stock company, trust, unincorporated organization, other entity, or government or any agency or political subdivision thereof.

In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.	Demand Registrations.

(a)          Right to Request Registration. At any time after the Company files with the SEC (as defined in Section 1(n) below) its Annual Report on Form 10-K for its fiscal year ended March 3, 2007, the Investor (including a Lender permitted by Section 10 of this Agreement, a 5% Spinoff Coutu Stockholder, or a combination thereof) may, by written notice to the Company, request an underwritten registration (as defined in Section 1(s) below) under the Securities Act (as defined in Section 1(o) below) of all or part of the Registrable Securities (as defined in Section 1(k) below); provided that either (A) the reasonably anticipated aggregate offering price to the public of such public offering, net of underwriting discounts and commissions, would exceed $100 million or (B) the underwritten registration is for shares representing at least 25% of the Registrable Securities outstanding at that time (a «Demand Registration«).

(b)          Demand Registration Statement. The Company shall use its reasonable best efforts to file, as soon as reasonably practicable, after the Company’s receipt of any request for a Demand Registration, in its sole discretion, either (i) a shelf registration statement on Form S-3 or such other form under the Securities Act then available to the Company, registering for resale such number of shares of Registrable Securities as the Investor(s) have requested to be included in the Demand Registration and have such shelf registration statement declared effective as soon as reasonably practicable after receiving a request for a Demand Registration, or (ii) a prospectus supplement covering such number of shares of Registrable Securities as requested by the Investor(s) to be included in the Demand Registration; provided, in the case of clause (ii), that the Company has previously filed and there remains effective a shelf registration statement on Form S-3 or any successor form thereto then available to the Company that permits the Demand Registration without the filing of a new registration statement. Such registration statement referred to in clause (i) and (ii) above (including the Prospectus (as defined in Section 1(j) below), amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement) is hereinafter referred to as a “Demand Registration Statement.”

(c)          Number of Demand Registrations. The Investor(s) shall be entitled to request an aggregate of six Demand Registrations pursuant to Section 1(a) hereof. A registration shall not count as one of the six permitted Demand Registrations (i) until (A) the related Demand Registration Statement has become effective by the SEC in the case of Section 1(b)(i) above, or (B) the filing of the prospectus supplement contemplated in the case of Section 1(b)(ii) above, and (ii) unless the Demand Registration Statement remains effective for the periods set forth in Section 1(f) herein. The Company will not be obligated to effect a Demand Registration more than once in any six-month period. For the avoidance of doubt, the Company shall not be obligated to effect more than six Demand Registrations, whether such Demand Registrations are requested by the original Investor, Lenders permitted by Section 10 of this Agreement, one or more 5% Spinoff Coutu Stockholders, or a combination thereof.

(d)          Priority on Demand Registrations. The Company and other holders of equity securities of the Company shall have the right to participate in and include any equity securities of the Company in any Demand Registration, subject to the priority provisions set forth in this Section 1(d). If the managing underwriter of any Demand Registration shall advise the Company that in its reasonable opinion the number of equity securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such equity securities can be sold, then the Company shall include in such Demand Registration the maximum number of shares of equity securities that such underwriter or agent, as applicable, advises can be so sold without having such adverse effect, allocated (i) first, to Registrable Securities requested by the Investor(s) to be included in such Demand Registration allocated among such requesting Investor(s) on a pro rata basis or in such other manner as they may agree, and (ii) second, among all shares of equity securities of the Company requested to be included in such Demand Registration by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons on a pro rata basis or in such manner as they may agree.

(e)          Restrictions on Demand Registrations. The Company may postpone the filing or the effectiveness of a Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) above, for a reasonable length of time, not to exceed 100 days in any 12-month period; provided, however, that such period may be extended up to

180 days in any 12-month period if the Company’s directors and executive officers are restricted from selling the Company’s securities during such additional period (other than pursuant to a preexisting 10b5-1 plan) (i) if, based on the good faith judgment of the Company’s Board of Directors, such postponement is necessary in order to avoid premature disclosure of a matter the Company’s Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time, (ii) if the Company cannot obtain, after using its reasonable best efforts, financial information (or information used to prepare such information) from any third party necessary for inclusion in such Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) above, or (iii) would materially interfere with a material financing, merger, sale or acquisition of assets, recapitalization or other similar corporate action of the Company that is pending or expected by the Company to occur or be announced during the delay period; provided, however, that the Investor(s) requesting such Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) above, shall be entitled, at any time after receiving notice of such postponement and before such Demand Registration Statement becomes effective, or the filing of the prospectus supplement in the case of Section 1(b)(ii) above, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide notice to the requesting Investor(s) of (i) any postponement of the filing or effectiveness of a Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) above, pursuant to this Section 1(e), (ii) the Company’s decision to file or seek effectiveness of such Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) above, following such postponement and (iii) the effectiveness of such Demand Registration Statement, or the filing of a prospectus supplement in the case of Section 1(b)(ii) above, following such postponement. The Company may defer the filing or effectiveness of a Demand Registration Statement, including any prospectus supplement contemplated in the case of Section 1(b)(ii) hereof, pursuant to this Section 1(e) no more than two times in any 12-month period. In addition, the Company shall not be obligated to effect, or to take any action to effect, any Demand Registration pursuant to this Section 1 during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of filing of, and ending six months after the effective date of, a registration statement subject to Section 2 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

(f)           Effective Period of Demand Registrations. After any Demand Registration filed pursuant to this Agreement has become effective or a prospectus supplement contemplated in the case of Section 1(b)(ii) hereof has been filed, the Company shall use its reasonable best efforts to keep such Demand Registration Statement continuously effective for a period of at least 90 days from the date on which the SEC declares such Demand Registration Statement effective in the case of Section 1(b)(i) or from the date of filing of the prospectus supplement contemplated in the case of Section 1(b)(ii) hereof, as applicable (plus the duration of any Blackout Period (as defined in Section 6 below)), or such shorter period that shall terminate when all of the Registrable Securities covered by such Demand Registration Statement have been sold pursuant to such Demand Registration Statement in accordance with the plan of distribution set forth therein.

(g)          “Additional Preemptive Securities Purchase” has the meaning set forth in Section 1.3 of the Stockholder Agreement.

(h)          “Rite Aid Common Stock” means the shares of common stock, par value $1.00 per share, of the Company.

(i)           “Preemptive Securities” has the meaning set forth in Section 1.3 of the Stockholder Agreement.

(j)           “Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

(k)          “Registrable Securities” means (i) any shares of Rite Aid Common Stock issued as Stock Consideration, (ii) any Preemptive Securities purchased by the Investor pursuant to an Additional Preemptive Securities Purchase that were not issued pursuant to an effective registration statement or are not subject to another registration rights agreement, (iii) any Rite Aid Common Stock purchased by the Investor pursuant to Section 1.4 of the Stockholder Agreement and (iv) any other security into or for which the Rite Aid Common Stock or the Preemptive Securities referred to in clause (i), (ii) or (iii) has been converted, substituted or exchanged, and any security issued or issuable with respect thereto, in each case, upon any Company stock dividend or stock split or in connection with a Company combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization.

As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such shares of Registrable Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (ii) such Registrable Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such shares of Registrable Securities relating to restrictions on the transferability thereof, under the Securities Act or otherwise, is removed by the Company, (iii) such Registrable Securities are eligible to be sold pursuant to paragraph (k) of Rule 144, (iv) such Registrable Securities shall cease to be outstanding, or (v) such Registrable Securities are transferred to any (a) Person that is not a 100% owned (directly or indirectly) Affiliate of the Investor or such Person ceases to be a 100% owned (directly or indirectly) Affiliate of the Investor or a Person, (b) Person that is not a permissible transferee pursuant to this Agreement, or (c) Person in a Stockholder Pro Rata Distribution that is not a 5% Spinoff Coutu Stockholder or such Person ceases to be a 5% Spinoff Coutu Stockholder.

(l)                         “Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(m)                       “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.

(n)	“SEC” means the Securities and Exchange Commission.

(o)                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

(p)                        “Stock Consideration” means the shares of Rite Aid Common Stock issued to the Investor pursuant to the Stock Purchase Agreement.

(q)                        “Stockholder Agreement” means that certain Stockholder Agreement dated as of the date hereof, between the Company, the Investor and certain other persons.

(r)                         “Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated as of the date hereof, between the Company and the Investor.

(s)                         “underwritten registration or underwritten offering” means an offering in which securities of the Company are sold to one or more underwriters (as defined in Section 2(a)(ii) of the Securities Act) for resale to the public. For clarity purposes, an underwritten registration shall not include the filing of a registration statement to offer securities on a delayed or continuous basis pursuant to Rule 415 (or any successor rule) pursuant to the Securities Act.

2.	Piggyback Registrations.

(a)          Right to Piggyback. At any time after the Closing (as defined in Section 2(f) below), whenever the Company proposes to publicly sell in an underwritten offering (as defined in Section 1(s)) or register for sale any of its equity securities in an underwritten registration (as defined in Section 1(s)) pursuant to a registration statement (a ‘Piggyback Registration Statement”) under the Securities Act (other than a registration statement on Form S-8 or Form S-4, or, in each case, pursuant to any similar successor forms thereto), whether for its own account or for the account of one or more securityholders of the Company (a “Piggyback Registration”), the Company shall give written notice to the Investor at least ten Business Days (or if such notice period is not practicable under the circumstances, the Company shall use reasonable best efforts to provide the maximum prior written notice as is reasonably practicable under the circumstances) prior to the initial filing of such Piggyback Registration Statement or the date of the commencement of any such offering of its intention to effect such sale or registration and, subject to Sections 2(b) and 2(c) hereof, shall include in such Piggyback Registration Statement all Registrable Securities of the same class of the securities that are being registered and that are the subject of the offering with respect to which the Company has received a written request from the Investor for inclusion therein within five Business Days (as defined in Section 2(e) below) after the date of the Company’s notice (or such shorter period if the Company provides less than 6 Business Days notice as described in the parenthetical above). The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion, without prejudice to the Investor’s right to immediately request a Demand Registration hereunder. The Investor’s right to participate in any Piggyback Registration shall be conditioned on the Investor entering into an underwriting agreement in customary form and acting in accordance with the terms and conditions thereof. Notwithstanding anything to the contrary contained herein, no 5% Spinoff Coutu Stockholder is entitled to any rights under this Section 2.

(b)          Priority on Primary Registrations. If a Piggyback Registration is initiated as an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company that in its reasonable opinion the number of equity securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such equity securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the equity securities the Company proposes to sell, (ii) second, between other equity securities (of the same class of the securities being registered and that are the subject of the offering) requested to be included in such Piggyback Registration by the Investor and Green Equity Investors III, LP (“Green”), pro rata among the Investor and Green on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as Green and the Investor may agree among themselves and the Company and (iii) third, among other equity securities (of the same class of the securities being registered and that are the subject of the offering) requested to be included in such Piggyback Registration by other security holders of the Company (other than the Investor and Green), pro rata among such holder(s) on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(c)          Priority on Secondary Registrations. If a Piggyback Registration is initiated as a secondary underwritten registration on behalf of a holder of the Company’s securities other than the Investor, and the managing underwriter advises the Company that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the securities requested to be included therein by the holder(s) requesting such registration, (ii) second, among other equity securities (of the same class of the securities being registered and that are the subject of the offering) requested to be included in such Piggyback Registration by the Investor and Green (provided that Green is not the requesting holder), pro rata among the Investor and Green on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as Green and the Investor may agree among themselves and the Company (iii) third, among other equity securities (of the same class of the securities being registered and that are the subject of the offering) requested to be included in such registration by other security holders of the Company (other than the Investor and Green) and the Company, pro rata among such holder(s) and the Company on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(d)          Conflicts with LGP Registration Rights Agreement. Notwithstanding anything to the contrary contained in this Section 2, to the extent the provisions of this Section 2 conflict with the terms of the LGP Registration Rights Agreement (as defined in Section 2(g) below), the terms of the LGP Registration Rights Agreement will control. Section 2.2(b) of the LGP

Registration Rights Agreement prohibits holders of the Company’s securities from having piggyback registration rights on underwritten takedowns on a shelf registration statement filed pursuant to Section 2.1(d) of the LGP Registration Rights Agreement.

(e)          “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

(f)           “Closing” has the meaning set forth in the second “Whereas” clause to the Stockholder Agreement.

(g)          “LGP Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement dated as of January 31, 2005, by and among the Company and Green.

3.	Other Registrations.

The Company shall not enter into any agreement with respect to its equity securities that adversely affects the priorities of the Investors in the event of an underwriter cut-back as set forth in Sections 1(d), 2(b) and 2(c) herein (to the extent the Investors have rights pursuant to such Sections).

4.	Selection of Underwriters.

The Investors requesting a Demand Registration shall have the right to select the managing underwriter(s) to administer any Demand Registration subject to the prior approval of the Company, which approval shall not be unreasonably withheld or delayed.

5.	Holdback Agreements.

If requested by the Company or the managing underwriter of an underwritten offering of the Company’s securities, each Investor (including any Lender hereby permitted by Section 10 of this Agreement and any 5% Spinoff Coutu Stockholder) shall agree not to sell or otherwise transfer or dispose of any securities of the Company (other than pursuant to such registration) during the period 5 days prior to and 90 days (or such longer or shorter period that the managing underwriter or the Company, as the case may be, reasonably requests) following the effective date of the Registration Statement relating to the offering of the Company’s securities or the date of filing the prospectus supplement in the case of a shelf takedown, as applicable, unless the managing underwriter agrees to such sale or distribution. At the request of the managing underwriter, or if the Company requests the holdback agreement as set forth above, the Company will enter into an analogous agreement of the same duration.

6.	Procedures.

(a)          Whenever an Investor requests that any Registrable Securities be registered or sold pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended underwritten offering, and pursuant thereto the Company shall as soon as reasonably practicable (unless otherwise stated below):

(i)                  prepare and file with the SEC, as applicable, (A) a Registration Statement on the appropriate form under the Securities Act, which form shall be selected by the Company in its sole discretion, with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective or (B) the prospectus supplement contemplated in Section 1(b)(ii) hereof; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any prospectus supplement for a shelf takedown but not including any report filed or furnished pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (the “Exchange Act”)), provide to one representative on behalf of all Investors included in such Registration Statement (the “Representative”) and the managing underwriter(s), copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus (but not including any report filed or furnished pursuant to the Exchange Act or any exhibit to the Registration Statement), and the Representative (and the managing underwriter(s)) shall have the opportunity to review and comment thereon, and the Company will make such changes and additions thereto as may be reasonably requested by the Representative (and the managing underwriter(s)) prior to such filing, unless the Company reasonably objects to such changes or additions;

(ii)                 prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be reasonably necessary to keep such Registration Statement continuously effective for a period of 90 days from the date on which the SEC declares such Registration Statement effective or from the date of filing of the prospectus supplement contemplated in the case of Section 1(b)(ii) hereof, as applicable (plus the duration of any Blackout Period), or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended underwritten offering by the Investor set forth in such Registration Statement or prospectus supplement;

(iii)               furnish to each Investor whose Registrable Securities are included in a Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such Investor and any managing underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that the Company shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company.

(iv)                use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as the Investor(s) whose Registrable Securities are included in a Registration Statement and any underwriter(s) reasonably requests in writing and use its reasonable best efforts to do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor(s) and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Securities (provided that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (2) subject itself to taxation in any such jurisdiction, (3) consent to general service of process in any such jurisdiction or (4) make any changes to any report filed or furnished pursuant to the Exchange Act that are incorporated by reference into such Registration Statement);

(v)                 notify each Investor whose Registrable Securities are included in a Registration Statement, and any managing underwriter(s) at any time when a Prospectus relating thereto is required to be delivered or made available under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the reasonable request of any such Investor or any underwriter(s), the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)                in the case of an underwritten offering, (i) enter into such customary agreements (including an underwriting agreement in customary form), (ii) take all such other actions as the Representative or the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Company personnel to reasonably cooperate with the Investor(s) whose Registrable Securities are included in a Registration Statement and the underwriter(s) in connection with performing due diligence) and (iii) cause its counsel to issue opinions of counsel addressed and delivered to the underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions;

(vii)              in the case of an underwritten offering, use its reasonable best efforts to cause members of senior management of the Company to be available to participate in, and to reasonably cooperate with the managing underwriter(s) in connection with customary marketing activities (including select conference calls, one-on-one meetings with prospective purchasers and road shows);

(viii)             make available for inspection by the Investor(s) whose Registrable Securities are included in a Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Investor, sales or placement agent, underwriter, attorney, accountant or agent to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act in connection with such Registration Statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties; and provided, further, that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall agree to take such actions as are reasonably necessary to protect the confidentiality of such information if requested by the Company;

(ix)                maintain or provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement or prospectus supplement, as applicable;

(x)                 if requested by the managing underwriter(s) of an underwritten offering, use reasonable best efforts to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of the sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings;

(xi)                cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed; and

(xii)	notify the Representative and any managing underwriter(s):

(1)          when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed (but not including any report filed or furnished pursuant to the Exchange Act) and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)          of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus;

(3)          of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4)          of the receipt by the Company of any notification with respect to the suspension of the qualification of any

Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(b)          The Company shall make available to each Investor whose Registrable Securities are included in a Registration Statement (i) as soon as reasonably practicable after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, an executed copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto (other than filings pursuant to the Exchange Act), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the Staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement, and (ii) such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as the Investor or any underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities. The Company will as soon as reasonably practicable notify the Representative of the effectiveness of each Registration Statement or any post-effective amendment or the filing of the prospectus supplement contemplated in Section 1(b)(ii) hereof. The Company will as soon as reasonably practicable respond to any and all comments received from the SEC or the Staff of the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review. The Company may require an Investor to furnish to the Company information regarding such Investor and the distribution of such securities as the Company reasonably determines, based on the advice of counsel, is required or desirable to be included in any Registration Statement or the prospectus supplement contemplated by Section 1(b)(ii) hereof.

(c)          Upon notice from the Company of the happening of any event of the kind described in clauses (2), (3) or (4) of Section 6(a)(xii) hereof or upon notice from the Company of the happening of any event as a result of which the Prospectus included in such Registration Statement (including the prospectus supplement contemplated by Section 1(b)(ii) hereof, as applicable) contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), the Investor(s) will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement for a reasonable length of time until the Investor(s) are advised in writing by the Company that the use of the Prospectus may be resumed and, if necessary, is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a) hereof. If the Company shall give the Investor(s) any Suspension Notice, the Company shall extend the period of time during which the Company is required to maintain the applicable Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date the Investor(s) either are advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 6(a) hereof (a

“Blackout Period”). In any event, the Company shall not be entitled to deliver more than a total of two Suspension Notices in any 12-month period.

7.	Registration Expenses.

(a)          All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees (including SEC registration fees and National Association of Securities Dealers, Inc. filing fees), fees and expenses incurred in connection with compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed. Notwithstanding anything to the contrary contained herein, Registration Expenses shall not include any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities. In connection with each registration initiated hereunder (whether a Demand Registration or a Piggyback Registration in which an Investor elects to participate if it has such right), the Company shall pay or reimburse the Investor(s) for the reasonable documented fees and expenses of one law firm chosen by all of the Investors included in such Registration Statement as their counsel; provided that such fees and expenses as to any registration shall not exceed $35,000. For the avoidance of doubt, the maximum amount of legal fees and expenses of the Investor(s) that the Company shall be required to reimburse per registration is $35,000 whether or not more than one Investor participates in such registration.

(b)          The obligation of the Company to bear the expenses described in Section 7(a) hereof shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

8.	Indemnification.

(a)          The Company agrees to indemnify and hold harmless each Investor, its partners, directors, officers, Affiliates, agents and representatives and each Person who controls (within the meaning of Section 15 of the Securities Act) each Investor from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability (x) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning the Investor furnished in writing to the Company by the Investor expressly for use therein, (y) arises out of or is based upon offers or sales effected by the Investor “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company, or (z) for any liability which was caused by the Investor’s failure to deliver or make available to the Investor’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available); provided, however, the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)          In connection with any Registration Statement in which an Investor is participating pursuant to this Agreement, such Investor shall promptly furnish to the Company in writing such information with respect to the Investor as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to the Investor necessary in order to make the statements therein not misleading. Each Investor agrees to indemnify and hold harmless the Company, its directors, officers, Affiliates, agents and representatives, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Investor, but only (x) if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to the Investor furnished in writing to the Company by such Investor expressly for use in such Registration Statement or prospectus, (y) for any Liability which arises out of or is based upon offers or sales by such Investor “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company or (z) for any liability which was caused by such Investor’s failure to deliver or make available to such Investor’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available); provided, however, that (x) an Investor shall not be liable hereunder for any amounts in excess of the gross proceeds received by such Investor pursuant to such registration, and (y) the obligations of an Investor hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)          Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d)          The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)          If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

9.	Rule 144.

The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Investor may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable an Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

10.	Transfer of Registration Rights.

No Investor may transfer or assign all or any portion of its then remaining rights under this Agreement (except by operation of law pursuant to a merger or similar business combination) without the prior written consent of the Company; provided that the original Investor may assign its rights and obligations hereunder (in whole or in part) to a 100% owned (directly or indirectly) Affiliate that agrees in writing with the Company to be bound by this Agreement as fully as if it were an initial signatory hereto (which Affiliate shall appoint The Corporation Trust Company as its agent to the same extent as the original Investor is required pursuant to Section 11(e)(ii)), and any such transferee may thereafter make corresponding assignments in accordance with this proviso but only to other 100% owned (directly or indirectly) Affiliates of the original Investor. For purposes of clarity, any assignee permitted by the preceding sentence must remain a 100% owned (directly or indirectly) Affiliate of the original Investor, or else it shall forfeit the rights assigned to it hereunder. Additionally, the original Investor may assign its rights and obligations hereunder (in whole or in part) to a financial institution generally in the commercial lending business (a “Lender”) to which the original Investor or any of its 100% owned (directly or indirectly) Affiliates pledges, encumbers or hypothecates any Registrable Securities or any interest in any Registrable Securities to secure bona fide recourse borrowings effected in good faith so long as: (A) the Investor or any such Affiliate notifies the Company of its intention to enter into such pledge, encumbrance or hypothecation at least five Business Days prior thereto, (B) such Lender is not granted any rights hereunder with respect to the Registrable Securities prior to any foreclosure, and (C) the Lender agrees in writing with the Investor or any such Affiliate and the Company in an agreement that expressly provides that (x) the Company is a party to such Agreement, entitled to enforce such agreement directly against the Lender and (y) such agreement cannot be amended or modified in any manner which adversely affects the Company without the written consent of the Company. In the event any shares of Registerable Common Stock are transferred to one or more 100% (directly or indirectly) owned Affiliates or a Lender in a manner permitted by this Agreement, the Investor shall notify the Company in writing of a single Person which shall be the authorized representative to receive notices and take all actions on behalf of the Investor and/or its permitted 100% owned (directly or indirectly) Affiliate and Lender assignees. In addition to the foregoing, the original Investor may transfer some or all of its remaining rights under this Agreement in accordance with Section 12 of this Agreement.

11.	Miscellaneous.

(a)          Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

If to the Company:

Rite Aid Corporation

30 Hunter Lane

Camp Hill, PA 17011

Facsimile: (717) 760-7867

Attention:	Robert B. Sari
with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Facsimile: (212) 735-2000

Attention:	Nancy A. Lieberman
Stacy J. Kanter
If to the Investor:

The Jean Coutu Group (PJC) Inc.

530, Bériault Street

Longueuil QC

J4G 1S8 Canada

Facsimile: (450) 646-6686

Attention:	Kim Lachapelle
with a copy (which shall not constitute notice) to:

O’Melveny & Myers LLP

Times Square Tower

Seven Times Square

New York, New York 10036

Facsimile: (212) 326-2061

Attention:	Spencer D. Klein

If to a transferee Investor, to the address of such transferee Investor set forth in the transfer documentation provided to the Company.

All such notices or communications shall be deemed to have been delivered and received: (a) if delivered in person, on the day of such delivery, (b) if by facsimile, on the day on which such facsimile was sent, provided that an appropriate electronic confirmation or answerback is received, or (c) if by a recognized next day courier service, on the first Business Day following the date of dispatch. Each notice, written communication, certificate, instrument and other document required by be delivered under this Agreement shall be in the English language.

(b)          No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)          Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Sections 10 and 12 hereof. If the outstanding Rite Aid Common Stock or other Registrable Securities are converted into or exchanged or substituted for other securities issued by any other Person, as a condition to the effectiveness of the merger, consolidation, reclassification, share exchange or other transaction pursuant to which such conversion, exchange, substitution or other transaction takes place, such other Person shall automatically become bound hereby with respect to such other securities constituting Registrable Securities and, if requested by the Investor or a permitted transferee, shall further evidence such obligation by executing and delivering to the Investor and such transferee a written agreement to such effect in form and substance satisfactory to the Investor.

(d)          Governing Law. THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW RULES THEREOF.

(e)	Consent to Jurisdiction.
(i) Each party to this Agreement, by its execution hereof, hereby:

(1)      irrevocably and unconditionally submits to the exclusive jurisdiction in the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware, for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof;

(2)      waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court; and

(3)       agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise.

(ii)        The original Investor hereby irrevocably and unconditionally designates, appoints, and empowers The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against such Investor in any such United States federal or state court with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, such Investor agrees to designate a new designee, appointee and agent in the State of Delaware on the terms and for the purposes of this Section 11(e) reasonably satisfactory to the Company. The original Investor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against such Investor by serving a copy thereof upon the relevant agent for service of process referred to in this Section 11(e) (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by sending copies thereof by a recognized next day courier service to such Investor at its address specified in or designated pursuant to this Agreement. The original Investor agrees that the failure of any such designee, appointee and agent to give any notice of such service to them shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

(f)           Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)          Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(h)          Entire Agreement. This Agreement and the Stockholder Agreement (but only to the extent explicitly referenced herein) contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(i)           Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(j)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

(k)          Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Investors that Beneficially Own a majority of the Registrable Securities.

(l)           Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

12.	Stockholder Pro Rata Distribution.

(a)          In addition to the transfers permitted by Section 10 herein, the original Investor may transfer all or some of its remaining registration rights under this Agreement as part of a pro-rata dividend, spin-off, distribution or similar recapitalization (a “Stockholder Pro Rata Distribution”) to a Coutu Stockholder (as defined in Section 12(e) below) that either individually, together with its Affiliates or as a member of a Group (as defined in Section 12(d) below) Beneficially Owns (as defined in Section 12(c) below) more than 5% of the Total Voting Power (as defined in Section 12(f) below) after the Stockholder Pro Rata Distribution (a “5% Spinoff Coutu Stockholder”), so long as: (A) the original Investor notifies the Company of its intention to consummate such Stockholder Pro Rata Distribution at least five Business Days prior thereto, and (B) the 5% Spinoff Coutu Stockholder shall execute a counterpart signature page to this Agreement stating that it agrees to be bound by the terms and conditions of this Agreement and shall appoint The Corporation Trust Company as its agent to the same extent as the original Investor is required pursuant to Section 11(e)(ii). In the event any Registrable Securities are transferred to one or more 5% Spinoff Coutu Stockholders in a manner permitted by this Agreement, the 5% Spinoff Coutu Stockholder shall notify the Company in writing of a single Person which shall be the authorized representative to receive notices and take all actions on behalf of such 5% Spinoff Coutu Stockholders. The notice provided in accordance with Section 2.2(a)(iv) of the Stockholder Agreement shall be deemed to satisfy the foregoing notice requirement.

(b)          “Beneficial Ownership” has the meaning set forth in Section 1.1 of the Stockholder Agreement.

(c)          “Coutu Stockholder” has the meaning set forth in Section 2.2(g) of the Stockholder Agreement.

(d)          “Family Member” has the meaning set forth in the preamble to the Stockholder Agreement.

(e)	“Group” has the meaning set forth in Section 1.1 of the Stockholder Agreement.

(f)           “Total Voting Power” has the meaning set forth in Section 1.1 of the Stockholder Agreement.

13.	Effectiveness.

This Agreement shall become effective upon the Closing and prior thereto shall be of no force or effect. If the Stock Purchase Agreement shall be terminated in accordance with its terms prior to the Closing, this Agreement and any actions or agreements contemplated hereby shall automatically be of no force or effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

RITE AID CORPORATION

By:	/s/ Robert B. Sari
Robert B. Sari
Exec. VP & General Counsel

THE JEAN COUTU GROUP (PJC) INC.

By:	/s/ Jean Coutu
Jean Coutu

Chairman of the Board, President and Chief Executive Officer

1141917-New York Server 7A - MSW